SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 3, 2006

GLOBAL INNOVATIVE SYSTEMS INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-30299	98-0217653
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

16/F., Hang Seng Mongkok Building, 677 Nathan Road, Mongkok, Kowloon, Hong Kong
(Address of principal executive offices)

(852) 2546-1808
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 3.02. Unregistered Sales of Equity Securities.

On April 3, 2006, we agreed with an existing shareholder of Beijing Illumination (Hong Kong) Limited to issue 1,826,923 shares of our common stock in exchange for approximately 15% of the outstanding capital stock of Beijing Illumination. This acquisition increases our percentage ownership in Beijing Illumination from 61.8% to 76.8% of its outstanding shares.

We will issue the shares pursuant to the exemption from registration under the Securities Act of 1933, as amended, provided by Section 4(2) of such Act for transactions not involving a public offering.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Innovative Systems, Inc. (Registrant)

Date: April 7, 2006	By:	/s/ Bondy Tan

Bondy Tan President and Chief Executive Officer